IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
      |_|   Preliminary Proxy Statement
      |X|   Definitive Proxy Statement
      |_|   Definitive Additional Materials
      |_|   Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 IEH CORPORATION
                (Name of the Corporation as Specified in Charter)

                             ROBERT KNOTH, SECRETARY
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box)
      |X|   No fee required
      |_|   Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

(1)   Title of each class of securities to which transaction applies:

      N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

      N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

      N/A
--------------------------------------------------------------------------------
(5)   Total Fee Paid:


--------------------------------------------------------------------------------
|_| Fee paid previously with preliminary materials:


-----------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.

(1)   Amount previously paid:


--------------------------------------------------------------------------------
(2)   Form schedule or registration number:


--------------------------------------------------------------------------------
(3)   Filing party:


--------------------------------------------------------------------------------
(4)   Dated filed:


--------------------------------------------------------------------------------

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220
                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on September 30, 2005
                        --------------------------------


To the Shareholders of
  IEH CORPORATION

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IEH CORPORATION (the "Corporation") will be held at the Company's offices at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220 on September 30, 2005 at 9:00 a.m., New York time, for the following purposes:

      1. To elect one (1) Director to IEH's Board of Directors to hold office for a period of two years or until his successor is duly elected and qualified;

      2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      The close of business on August 26, 2005 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

      You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of IEH, in writing, prior to the Annual Meeting of Shareholders.

                                              By Order of the Board of Directors

                                              Robert Knoth,
                                              Secretary

Dated: August 31, 2005

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 IEH CORPORATION
                                 140 58th Street
                              Building B, Suite 8E
                            Brooklyn, New York 11220

                     PROXY STATEMENT FOR THE IEH CORPORATION
                         ANNUAL MEETING OF STOCKI1OLDERS
                        TO BE HELD ON SEPTEMBER 30, 2005

                QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

      This proxy statement describes the proposal on which our board of directors of IEH Corporation (the "Company") would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place on September 30, 2005. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about August 31, 2005 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to IEH Corporation as "IEH", the "Company", "we", "us" or "our."

Who can vote at the annual meeting of stockholders?

      Stockholders who owned shares of common stock on August 26, 2005 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 2,303,468 shares of the Company*s common stock outstanding on August 26, 2005. All shares of common stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled "Voting Securities and Ownership of Certain Beneficial Owners and Management" on page ten (10) of this proxy statement.

What is the proxy card?

      The proxy card enables you to appoint Mr. Robert Knoth, Secretary of the Company, and Michael Offerman, Chief Executive Officer as your representative at the annual meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to his best judgment.

What am I voting on?

      You are being asked to vote on the election of Allen B. Gottlieb to IEH's Board of Directors at the Annual Meeting.

      Although we are unaware of any possible business to be addressed at the meeting, we will also transact any other business that properly comes before the annual meeting.

How does the board of directors recommend that I vote?

      Our board of directors unanimously recommends that the nominated person be re-elected back to the IEH's Board of Directors as a Class II member.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

      Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held record and those owned beneficially.

Stockholder of Record

      If on August 26, 2005, your shares were registered directly in your name with our transfer agent, Registrar and Transfer Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

      If on August 26, 2005, your shares are held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held "in street name," and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I Vote?

      (1)   You may vote by mail.

      You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

      o     as you instruct, and

      o according to the best judgment of Mr. Knoth if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

      If you return a signed card, but do not provide voting instructions, your shares will be voted:

      o to approve the election of the nominated person to the IEH Board of Directors, and

      o according to the best judgment of Mr. Knoth if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

      (2)   You may vote in person at the annual meeting.

      We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

      You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

      You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

      o sending a written notice to the Secretary of the Company, Mr. Knoth, Secretary of the Company stating that you would like to revoke your proxy of a particular date,

      o signing another proxy card with a later date and returning it before the polls close at the annual meeting, or attending the annual meeting and voting in person.

      Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

      If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

      You may vote "for," "against," or "abstain" on re-electing the board members.

How many stockholders are needed either in person or by proxy to hold the annual meeting?

      To hold the annual meeting and conduct business, a majority of the Company*s outstanding shares of common stock entitled to vote, in person or represented by proxy, must be present at the annual meeting. This is called a quorum.

      Shares are counted as present at the annual meeting if the stockholder either:

      o     is present and votes in person at the annual meeting, or

      o     has properly submitted a proxy card.

How many votes are required to re-elect the nominated person to the Board of Directors?

      The affirmative vote of a plurality of the votes cast as the meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each director.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

      An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the shareholders for their consideration.

What happens if I don*t indicate how to vote my proxy?

      If you just sign your proxy card without providing further instructions, your shares will be counted as a "for" vote for the election of the director.

Is my vote kept confidential?

      Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

      We will announce preliminary voting results at the annual meeting and will announce the final results in a press release. We will also publish the final results in our quarterly report on Form lO-Q for the fiscal quarter following the results of the voting on this matter. We will file that report with the SEC, and you can obtain a copy by calling the SEC at l-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Who can help answer my questions?

You can contact our corporate headquarters, at (718) 492-9673 or by sending to Mr. Robert Knoth at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220, any questions about proposals described in this proxy statement or how to execute your vote.

                                 IEH CORPORATION
                                 140 58th Street
                                Bldg. B, Suite 8E
                            Brooklyn, New York 11220

                      ------------------------------------


                                 PROXY STATEMENT

                                       FOR

                         Annual Meeting of Shareholders
                        To Be Held on September 30, 2005

                      -------------------------------------


      This proxy statement and the accompanying form of proxy have been mailed on or about August 31, 2005 to the Common Stock shareholders of record on August 26, 2005 (the "Record Date") of IEH CORPORATION, a New York corporation ("IEH") in connection with the solicitation of proxies by the Board of Directors of IEH for use at the Annual Meeting of shareholders to be held on September 30, 2005 at 9:00 a.m. at IEH's offices at 140 58th Street, Suite 8E, Brooklyn, New York 11220, and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

      Shares of IEH's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted (i) FOR the election of the ONE (1) person nominated by the Board of Directors as Director; and (ii) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy by notifying the Secretary of IEH either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. The presence of a majority of the holders of the outstanding Shares entitled to vote, in person or represented by proxy, will constitute a quorum for the transaction of business. Directors shall be elected by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election. An affirmative vote of a majority of the votes cast at the meeting is required for approval of all other items being submitted to the shareholders for their consideration. The term votes cast is defined as the votes actually cast for or against the resolution. A shareholder, not present at the Annual Meeting, voting through a proxy, who abstains from voting on any matter which is submitted to the shareholders for a vote, including the election of Directors, is considered to be present at the meeting for the purpose of establishing a quorum, however, the shares are not counted as being voted for or against the matter submitted. Brokers holding shares for beneficial owners in "street names" must vote those shares according to specific instructions they received from the owners of such shares. If instructions are not received, brokers may vote the shares on all matters to be voted upon at the Annual Meeting.

      IEH will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of IEH's Common Stock held of record by such persons, and IEH may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

      The Annual Report to shareholders for the fiscal year ended March 25, 2005, including financial statements, accompanies this proxy statement.

      The principal executive offices of IEH are located at 140 58th Street, Bldg. B, Suite 8E, Brooklyn, New York 11220. IEH's telephone number is (718) 492-9673.

Principal Independent Accountants and Services; Fees Paid

      The Board of Directors of IEH selected Jerome Rosenberg, P.C., Certified Public Accountant, as the independent registered auditor of IEH for the fiscal year ending March 25, 2005. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Jerome Rosenberg, P.C. consist of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Jerome Rosenberg, P.C. or a member of his firm is expected to be present at the meeting, will have the opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

      Audit Fees. During the fiscal year ended March 25, 2005 and March 26, 2004, IEH paid an aggregate of $27,000 each year to Jerome Rosenberg, P.C. for fees related to the audit of its financial statements.

      Financial Systems Design and Implementation. During the fiscal year ended March 25, 2005, no fees were paid to Jerome Rosenberg, P.C. with respect to financial systems design or implementation.

      Tax Fees. During the fiscal years ended March 25, 2005 and March 26, 2004, the Company paid to Jerome Rosenberg CPA P.C. the sums of $3,000 and $3,000 for tax compliance, tax advice and tax planning services.

      All Other Fees. During the fiscal year ended March 25, 2005 and March 26, 2004, IEH did not pay any other fees for services to its auditor.

      The Board of Directors has determined that the services provided by Jerome Rosenberg, P.C. and the fees paid to it for such services has not compromised the independence of Jerome Rosenberg, P.C. We do not have an Audit Committee of the Board. Because of our small size of operations and because we are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee. The Board acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee. Further, as a result of our financial condition, and limited financial resources to obtain directors' and officers insurance and to provide financial incentives to Board members, we have been unable to attract qualified persons to serve on our Board.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The securities entitled to vote at the meeting are IEH's Common Stock, $.01 par value. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on August 26, 2005 has been fixed as the Record Date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 2,303,468 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

      The following table sets forth certain information as of August 26, 2005 with respect to (i) the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by IEH to be the beneficial owner of more than five percent (5%) of any class of IEH's voting securities; (ii) each Executive Officer and Director who owns Common Stock in IEH; and (iii) all Executive Officers and Directors as a group. As of August 26, 2005, there were 2,303,468 shares of Common Stock issued and outstanding.

                                                                         Amount of and
                                                                         Nature of
                                  Name and Address of                    Beneficial       Percentage of Class
Title of Class                    Beneficial Owner                       Ownership
Common Stock                      Michael Offerman                           946,784                41%
$.01 Par Value                    140 58th Street
                                  Brooklyn, NY 11220(1)

                                  Murray Sennet                               24,500               1.1%
                                  1900 Manor Lane
                                  Plano, TX 75093

                                  Allen Gottlieb                                   0                 0
                                  325 Coral Way
                                  Ft. Lauderdale, FL 33301

                                  Robert Knoth                                   400               0.02%
                                  140 58th Street
                                  Brooklyn, NY 11220

                                  David and Nancy Lopez                      188,500                8%
                                  171 Edge of Woods Road
                                  Southhampton, NY 11969(2)

All Officers & Directors as a Group
(4 in number)                                                                991,684              43.08%


----------------------
         *  Less than 1%.

1. 43,600 shares of Common Stock are jointly owned by Mr. Offerman and his wife, Gail Offerman.

2. Based upon a Form 13d Amendment dated July 29, 2005 filed by reporting person.

All shares set forth above are directly owned by the named individual unless otherwise stated.

      It is expected that the only matters to be considered at the Annual Meeting will be the election of Directors.

I.  ELECTION OF DIRECTORS

      IEH's Certificate of Incorporation provides that the Directors of IEH are to be elected in two (2) classes; each class to be elected to a staggered two
(2) year term. The Board of Directors currently consists of three (3) members divided into two (2) classes. Each class should have two (2) members, but, as a result of the death of Mr. Robert Pittman, there is now only one Class II member. Mr. Pittman's term was due to expire in 2005, however the vacancy created by his death will not filled at the 2005 annual meeting and the Board of Directors shall continue to consist of three members. Under our bylaws, the Board has the power to fill a vacancy without shareholder approval. The members of each class are elected for a staggered term of two (2) years each and until their successors are duly elected and qualified. The Bylaws of IEH provide that the Board shall consist of between three and eleven persons, and the Board has currently set the number of persons on the Board at three members. The members of each class are elected for a staggered term of two (2) years each and until their successors are duly elected and qualified.

      The person nominated for election to IEH's Board of Directors at the Annual Meeting is Allen B. Gottlieb who will serve as a Class II member. The nominee currently serves on the Board of Directors.

      The affirmative vote of a plurality of the votes cast at a meeting of the shareholders by the holders of shares of Common Stock entitled to vote in the election is required to elect each Director. All proxies received by the Board of Directors will be voted for the election as Directors of the nominee as indicated below if no direction to the contrary is given. In the event the nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the holder of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur. No family relationships exist between any Director or nominee for election as a Director.

      The following table sets forth certain information as of the date hereof with respect to all of the Directors of IEH, including the ONE (1) nominee for election to IEH's Board of Directors at the 2005 Annual Meeting. The information provided below indicates those Directors whose term of office expires at the Annual Meeting and those Directors whose term of office expires in 2006. The Directors whose terms of office expire at the Annual Meeting are those Directors nominated for election at the 2005 Annual Meeting.


                              Director                   Position with
       Name                    Since        Age           Corporation               Term Expires
       ----                    -----        ---           -----------               ------------
Michael Offerman                1973         60      Chairman of the Board of           2006
                                                     Directors and President

Murray Sennet                   1970         78      Director                           2006

Allen B. Gottlieb               1992         60      Director                           2005

--------------------

      Michael Offerman has been a member of IEH's Board of Directors since 1973. In May, 1987, Mr. Offerman was elected President of IEH and has held that position since that date. Prior to his becoming President, Mr. Offerman served as Executive Vice-President of IEH.

      Murray Sennet has been a member of IEH's Board of Directors since 1968. Mr. Sennet was the Secretary and Treasurer of IEH at the time of his retirement in April, 1986.

      Allen Gottlieb (Nominee) has been a member of the Company's Board of Directors since 1992. Mr. Gottleib has been an attorney in private practice for the past five (5) years.

Significant Employees

      Robert Knoth joined IEH as Controller in January, 1990 and was elected treasurer of IEH in March, 1990. Mr. Knoth was elected as Secretary of IEH in September 1992 and Mr. Knoth has held these positions since said dates. From 1986 to January, 1990, Mr. Knoth was employed as controller by G&R Preuss, Inc., a company engaged in the business of manufacturing truck bodies and accessories.

      Joan Prideaux joined the Company in July 1995 as National Sales Manager and also served as a Vice President until January 2002. Ms. Prideaux resigned as an executive officer in January 2002, but continues to serve as a National Sales Manager.

      Mark Iskin is the Director of Purchasing, a position he has held since September 2000. Prior to joining the Company, Mr. Iskin worked as a materials and purchasing specialist in manufacturing and distribution companies. In his last position with an industrial distributor, Mr. Iskin was responsible for purchasing and managing vendors for the cutting tool section of the catalog. In addition he participated in setting up and developing the company's forecasting/planning software related to that department procedures.

Certain Reports

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers and persons who own, directly or indirectly, more than 10% of a registered class of IEH's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes in ownership of Common Stock of IEH.

      Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports received by the Company, the Company believes that filing requirements applicable to officers, directors and 10% shareholders were complied with during the fiscal year.

Board Meetings, Committees and Compensation

      IEH does not have any nominating, audit or compensation committee of the Board of Directors. The Board believes that because of its relatively small size and operations, the Board is well positioned to address issues as a whole, including the appointment of independent auditors. Each Director receives an annual fee of $l,000 for serving as a member of the Board of Directors each fiscal year; however, the Board of Directors did not receive any compensation during the last three (3) fiscal years due to the Company's financial condition. Mr. Murray Sennet has received the sum of $7,200 for consulting services provided to IEH for each of the last three fiscal years.

      During the fiscal year ended March 25, 2005, 2 meetings of the Board of Directors by telephone conference were held. All Directors participated in all meetings of the Board.

      All matters relating to audit, compensation, nominations and corporate governance are considered and acted upon by our Board of Directors. We have no independent directors as determined under the rules of any securities exchange such as the New York Stock Exchange or the rules of the Nasdaq Stock Market. Our Common Stock is not traded on any exchange or on the Nasdaq.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      The Board does not have a compensation committee. There are no interlocks between our Directors and Directors of other companies.

Audit Committee and Audit Committee Financial Expert

      We do not have an Audit Committee of the Board. Because of our small size of operations and because we are not traded on an exchange or on the Nasdaq Stock Markets, we are not required by law or applicable regulations to have an Audit Committee. The Board acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee. Further, as a result of our financial condition, and limited financial resources to obtain directors' and officers insurance and to provide financial incentives to Board members, we have been unable to attract qualified persons to serve on our Board. We believe that two of our directors, Mr. Allen Gottleib and Mr. Murray Sennet, would both qualify as "independent directors" within the meaning of the term as applied by the Nasdaq Stock Market Rule 4200(a)(14)

      Our Board of Directors has determined that we do have one person, Mr. Murray Sennet, who qualifies as an audit committee financial expert pursuant to
Item 401 of Regulation S-B.

Nominations to the Board of Directors

      We do not have a separate Nominating Committee of our Board of Directors. Given the small size of our operations, and our lack of financial resources, we have been unable to attract qualified persons to serve on our Board of Directors. As a result, our Board acts as a whole with respect to the consideration of additional candidates for service on the Board. The Board considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria, applicable to all candidates:

      o Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.
      o Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long-term objectives of IEH and should be willing and able to contribute positively to our decision-making process.
      o Nominees should have a commitment to understand IEH and its industries and to regularly attend and participate in meetings of the Board and its committees.
      o Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of IEH, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.
      o Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees' ability to represent the interests of all of IEH' stockholders and to fulfill the responsibilities of a director.
      o Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

      The renomination of existing directors is not viewed as automatic, but shall be based on continuing qualification under the criteria set forth above. In addition, the Board considers the existing directors' performance on the Board and any committee thereof. The Board also considers the backgrounds and qualifications of the directors considered as a group and our ability to attract other persons to serve in light of our industry, financial condition and financial resources. The Board desires to ensure that the Board, when taken as a whole, should provide a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities.

Procedure to be Followed by Security Holders in Submitting Director Candidate Recommendations

      Any security holder who desires the Board to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman of the Board of Directors, at 140 58th Street Building B, Suite 8E, Brooklyn, New York 11220, not later than (i) with respect to an election to be held at an annual meeting of stockholders, 120 days prior to the anniversary date of the immediately preceding annual meeting; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of IEH if nominated and elected; (c) description of how the person(s) satisfy the general criteria for consideration as a candidate referred to above and (d) a biography or similar information regarding the person being nominated as would satisfy the information requirements required under the rules and regulations of the SEC for inclusion in a proxy statement.

Communications with the Board of Directors

      Any shareholder who wishes to communicate with the Board of Directors should send a written letter to the Secretary of the Company, at the Company's principal address. Letters may be directed to the Board as a whole or to individual members.

Code of Ethics

      Our Board of Directors adopted a Code of Ethics and a copy appears as Exhibit A to this Proxy Statement. Our Code of Ethics and Conduct covers all our employees and Directors, including our Chief Executive Officer and Chief Financial Officer.

 The Board of Directors recommends that you vote "FOR" the nominee for Director.


Executive Compensation

      The following table sets forth below the summary compensation paid or accrued by the Corporation during the fiscal years ended March 25, 2005. March 26, 2004, and March 28, 2003 for the Corporation's Chief Executive Officer:

                                                                             Other Annual
Name and Principal Position                 Year          Salary    Bonus    Compensation
                                       --------------    --------   -----    ------------
Michael Offerman, Chief Executive
Officer, President (1)                 March 25, 2005    $ 96,235   1,424         0
                                       March 26, 2004      95,500     -           0
                                       March 28, 2003      95,500     -           0

(1) During the years ended March 25, 2005, March 26, 2004 and March 28, 2003, the Corporation provided automobile allowances to Mr. Offerman. This does not include the aggregate incremental cost to the Corporation of such automobile or automobile allowances. The Corporation is unable to determine without unreasonable effort and expense the specific amount of such benefit, however, the Corporation has concluded that the aggregate amounts of such personal benefit for Mr. Offerman does not exceed $25,000 or 10% of the compensation reported as total salary and bonus reported.

      There are no employment agreements between the Company and members of its senior management, including the Chief Executive, Michael Offerman.

      No other officer of the Corporation received compensation (salary and bonus) in excess of $100,000 during the fiscal years ended March 25, 2005 or March 26, 2004.

Pension/Benefit Incentive Plan

      In 1964, the Corporation's Shareholders and Board of Directors adopted a contributory pension plan (the "Salaried Pension Plan") effective April 1, 1964, for salaried employees of the Corporation. The Salaried Pension Plan as revised on April 1, 1987, provides for retirement benefits for qualified employees upon or prior to retirement.

      For early retirement, employees are eligible to receive a portion of their retirement benefits, starting 10 years prior to the employees anticipated normal retirement age (age 65), if the employee has completed 15 years of service to the Corporation. The employee is eligible to receive reduced retirement benefits based on an actuarial table for a period not exceeding ten (10) years of his lifetime. In no event would benefits exceed $12,000 per year.

      For normal retirement at the age of sixty-five (65) the employee is entitled to receive full retirement benefits for a period not exceeding ten (10) years of his lifetime. If the employee should die prior to the ten-year period, his beneficiaries will continue to receive the full benefit for the remainder of the ten-year term. In no event will benefits exceed $12,000 per year.

      If payment is made on the "joint and survivor basis" as elected by the employee, benefits will be provided to both the employee and spouse on a reduced basis over the life of both the employee and his spouse. If the employee should die prior to the guaranteed ten year period, the spouse will receive the employee benefit for the remainder of the term, after which, the spouse will received the reduced spousal benefit for the life of the spouse. In no event will the benefits pursuant to the joint and survivor basis exceed $12,000 per year.

      On June 30, 1995, the Company applied to the Pension Benefit Guaranty Corporation ("PBGC") to have the PBGC assume all of the Company's responsibilities and liabilities under its Salaried Pension Plan. On April 26, 1996, the PBGC determined that the Salaried Pension Plan did not have sufficient assets available to pay benefits which were and are currently due under the terms of the Plan.

      The PBGC further determined that pursuant to the provisions of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), that the Plan must be terminated in order to protect the interests of the Plan's participants. Accordingly, the PBGC proceeded pursuant to ERISA to have the Plan terminated and the PBGC appointed as statutory trustee, and to have July 31, 1995 established as the Plan's termination date. The Company and the PBGC negotiated a settlement on the entire matter and on July 2, 2001, an agreement was reached whereby the Company's liability to the PBGC was reduced to $244,000. The Company will make monthly payments to the PBGC as follows:

         September 1, 2003 to August 1, 2004         $2,000 per month
         September 1, 2004 to August 1, 2006         $3,000 per month
         September 1, 2006 to August 1, 2007         $4,000 per month

In addition, to the above referenced monthly payments, the Company will make balloon payments of $25,000 each on the following dates:

                                 January 1, 2004
                                 May 1, 2004
                                 May 1, 2005
                                 January 1, 2006

The Company also granted the PBGC a lien on the Company's machinery and equipment, subject to the pre-existing liens in favor of the UDC.

As a result of this agreement the amount due the PBGC was restated to $244,000, $56,000 was paid during the year ended March 25, 2005, $39,000 was paid during the year ended March 26, 2004. The balance of $149,000 is reported as follows:
$86,000 as a current liability and $63,000 as a long-term liability.

Stock Option Plan.

      On September 21, 2001 the Company's shareholders approved the adoption of the Company's 2002 Employees Stock Option Plan to provide for the grant of options to purchase up to 750,000 shares of the Company's common stock to all employees, including senior management. Options granted to employees under this plan may be designated as options which qualify for incentive stock option treatment under Section 422A of the Internal Revenue Code, or option which do not so qualify.

      Under this plan, the exercise price of an option designated as an Incentive Stock Option shall not be less than the fair market value of the Company's common stock on the day the option is granted. In the event an option designated as an incentive stock option is granted to a ten percent (10%) share holder, such exercise price shall be at least 110 Percent (110%) of the fair market value or the Company's common stock and the option must not be exercisable after the expiration of five years from the day of the grant. Exercise prices of non incentive stock options may be less than the fair market value of the Company's common stock.

      The aggregate fair market value of shares subject to options granted to a participants, which are designated as incentive stock options, and which become exercisable in any calendar year, shall not exceed $100,000. As of March 25, 2004 no options had been granted under the plan.

Cash Bonus Plan

      In 1987, the Company adopted a cash bonus plan ("Cash Bonus Plan") for Executive Officers. Contributions to the Bonus Plan are made by the Company only after pre-tax operating profits exceed $150,000 for a fiscal year, and then to the extent of 10% of the excess of the greater of $150,000 of 25% of pre-tax operating profits. There were no contributions to the Bonus Plan for the fiscal years ended March 26, 2004 and March 28, 2003. For the fiscal year ended March 25, 2005 the contribution was $4,188.

                              FINANCIAL INFORMATION

      A COPY OF IEH'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 25, 2005 HAS BEEN FURNISHED WITH THIS PROXY STATEMENT TO SHAREHOLDERS. A COMPLETE COPY OF IEH'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 25, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY SHAREHOLDERS UPON WRITTEN REQUEST SENT TO ROBERT KNOTH, SECRETARY, IEH CORPORATION, 140 58TH STREET, SUITE 8E, BROOKLYN, NEW YORK, 11220 SHAREHOLDERS MAY RECEIVE, FOR A NOMINAL FEE, A COPY OF THE EXHIBITS. Each such request must set forth a good faith representation that as of August 26, 2005, the person making the request was the beneficial owner of Common Shares of IEH entitled to vote at the 2005 Annual Meeting of Shareholders.

                               IV. OTHER BUSINESS

      As of the date of this proxy statement, the items discussed herein contain the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

      Proposals of Shareholders intended to be presented at IEH's 2005 Annual Meeting of Shareholders must be received by IEH on or prior to May 1, 2006 to be eligible for inclusion in IEH's proxy statement and form of proxy to be used in connection with the 2005 Annual Meeting of Shareholders.

                                             By Order of the Board of Directors.

                                             Robert Knoth,
                                             Secretary

Dated: August 31, 2005.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                 IEH CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                               September 30, 2005

                                      PROXY


      The undersigned hereby appoints ROBERT KNOTH and MICHAEL OFFERMAN and each of them, proxies, with full power of substitution to each, to vote all Common Shares of IEH CORPORATION owned by the undersigned at the Annual Meeting of Shareholders of IEH CORPORATION to be held on September 30, 2005 at 9:00 am (eastern standard time) and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

I.    ELECTION OF DIRECTORS

       FOR all nominees listed            WITHHOLD AUTHORITY
       below (except as marked            to vote for all nominees
       to the contrary below) [_]         listed below [_]

      (Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

      NOMINEE FOR DIRECTOR

      Allen B. Gottlieb

      AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated on or about August 31, 2005 receipt of which is hereby acknowledged.

      Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted and to vote to adjourn the meeting.

      Unless contrary instructions are given, the shares represented by this proxy will be voted (a) for the Election of the two (2) Directors nominated and
(b) to vote upon any other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

      Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

      This proxy is solicited on behalf of the Board of Directors.

      Please sign and return the proxy in the enclosed envelope.



                        Dated:  _________________________________, 2005



                        --------------------------------------------------------
                        Signature


                        --------------------------------------------------------
                        Print Name

                        (Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign, executors, administrators, trustees, etc., should also so indicate when signing.)